Exhibit 21.1

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME
Australia	Auto Suture Holdings Pty Limited
Covidien Australia Pty Ltd
Covidien Pty Ltd
Lafayette Pharmaceuticals Pty Limited
Mallinckrodt Australia Pty Limited
Medefield Pty Limited
Tyco Healthcare Pty Limited
Valleylab (Australia) Pty Limited

Austria	Covidien Austria GmbH

Bahamas	A&E Products Korea Ltd.

Barbados	Graphic Controls (Barbados), Ltd.
USSC FSC, Inc.

Belgium	Covidien Belgium BVBA/Spril
Tyco Adhesives BVBA
Mallinckrodt Belgium N.V./S.A.

Bermuda	Carnforth Limited
Tyco Sigma Limited
Covidien Ventures Ltd.

Brazil	A&E Products do Brasil Ltda.
Auto Suture do Brasil Ltda.
Fraga e Carvalho Participacoes Ltda.
Mallinckrodt do Brasil, Ltda.
Polysuture Industria e Comercio Ltda.
Tyco Healthcare do Brasil Ltda.

Canada	Hygieia Holdings (Canada) Inc.
Inbrand Corporation (Canada) Inc.
Lafayette Pharmaceuticals (Canada) Inc.
Ludlow Canada, Inc.
Ludlow Technical Products Canada, Ltd.
Mallinckrodt Canada Inc.
Nellcor Puritan Bennett (Melville) Ltd.
Tyco Healthcare Group Canada Inc.

Cayman Islands	Davis & Geck Caribe Limited
U.S.S.C. Puerto Rico, Inc. (Cayman Islands)

Chile	Comercial Kendall (Chile) Limitada

China	Covidien Medical Products (Shanghai) Manufacturing L.L.C..
Tyco Healthcare International Trading (Shanghai) Co., Ltd.
Tyco Healthcare Trading (Shanghai) Co., Ltd.
Tyco Plastics International Trading (Shanghai) Co., Ltd.
Tyco Shanghai Management Consulting Co., Ltd.

Colombia	Tyco Healthcare Colombia S.A.

Costa Rica	A&E Productos de Costa Rica, S.A.
Kendall Innovadores en Cuidados al Paciente S.A.

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME
Denmark	Covidien Danmark A/S
Tyco Holding VII (Denmark) ApS
Tyco Holding XIII (Denmark) ApS
Tyco Holding XIV (Denmark) ApS
Tyco Holding XV (Denmark) ApS
Tyco Holding XVI (Denmark) ApS

Finland	Covidien Finland Oy

France	Airox S.A.
ASE Partners S.A.
Auto Suture European Services Center, S.A.
Covidien France SAS
Floreane Medical Implants SA
Imedex Biomateriaux
Ittac Production
Karner Europe SARL
Kendall SA
La Trevoltiane
Ludlow Technical Products France
Mallinckrodt Developpement France S.A.S.
Mallinckrodt France SARL
Mareane SA
Nellcor Puritan Bennett France Holdings SAS
Sofradim SAS
Sofradim Production
Tyco Healthcare Lyon SAS
Tyco Healthcare Manufacturing France SAS
Tyco Healthcare SA
Tyco Healthcare Trevoux SCS

Germany	Covidien Deutschland GmbH
Dritte CORSA Verwaltungsgesellschaft GmbH
Karner Europe GmbH
Mallinckrodt Chemical GmbH
Mallinckrodt Chemical Holdings GmbH
Mallinckrodt Medical GmbH
Mallinckrodt Medical Holdings GmbH
Sofradim GmbH
Tyco Healthcare Deutschland Manufacturing GmbH
USSC (Deutschland) GmbH
USSC Medical GmbH

Gibraltar	Covidien (Gibraltar) Ltd
Tyco Healthcare (Gibraltar) Holding Limited
Velum 1998 Limited
Verdana Holdings Limited

Greece	Covidien Hellas SA

Honduras	A&E Products de Honduras S.A.

Hong Kong	A&E Products (Far East) Limited
Batts Far East Limited
Covidien (HKSAR) Limited
Mallinckrodt Hong Kong Limited
Tyco Healthcare (HKSAR) Limited

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME
Hungary	Covidien Hungary Kft

India	A&E India Pvt Ltd
Tyco Healthcare India Pvt Limited

Ireland	Mallinckrodt International Financial Services Company
Mallinckrodt Medical
Mallinckrodt Medical Imaging—Ireland
Nellcor Puritan Bennett Ireland
Nellcor Puritan Bennett Ireland Holdings
Spitafield
Tyco Healthcare Ireland Limited
Tyco Healthcare Services Europe Limited

Israel	Covidien (Israel) Ltd.

Italy	Covidien Italia SpA
Karner-Batts SRL
Mallinckrodt DAR Srl
Mallinckrodt Italia Srl
Tyco Adhesives Italia Srl

Japan	Kendall Healthcare Products (Japan) Co., Ltd.
Nippon Sherwood Medical Industries Ltd.
Tyco Healthcare Japan, Inc.

Luxembourg	Covidien Group S.a.r.l.
Covidien International Finance S.A.
Valera Holdings S.a.r.l.

Malaysia	Mallinckrodt Baker Sdn. Bhd.
Mediquip Sdn. Bhd.
Tyco Healthcare Medical Supplies Sdn Bhd

Mauritius	Tyco Healthcare Asia Investments Limited

Mexico	Carlisle Recycling de Mexico S.A. de C.V.
Especialidades Medicas Kenmex, S.A.
Euro-Flex de Mexico, S.A. de C.V.
Kendall de México, S.A. de C.V.
Mallinckrodt Baker S.A. de C.V.
Mallinckrodt Medical, S.A. de C.V.
MMJ, S.A. de C.V.
Nellcor Puritan Bennett Mexico, S.A. de C.V.
Raychem Tecnologias, S.de R.L. de C.V.
Raychem Tijuana Services, S.A. de C.V.
Retail Group de Mexico S.A. de C.V.

Netherlands	Auto Suture Belgium B.V.
Covidien Nederlands BV
Mallinckrodt Baker B.V.
Mallinckrodt Baker Deutschland, Zweigniederlassung der Mallinckrodt Baker B.V.
Mallinckrodt Benelux B.V.
Mallinckrodt Europe B.V.
Mallinckrodt Holdings B.V.
Mallinckrodt Medical B.V.
Mallinckrodt Operations B.V.
Mallinckrodt Services B.V.

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME
New Zealand	Tyco Healthcare Limited

Norway	Covidien Norge AS

Panama	Kendall, S.A. (Panama)
KMS Colon, Panama, S.A.

Peru	Tyco Healthcare Peru S.A.

Philippines	Carlisle Philippines, Inc.

Poland	Covidien Polska Sp.z.o.o.
Mallinckrodt Polska Sp.z o.o.

Portugal	Covidien Portugal Produtos de Saude Lda
Karner-Europe, Lda

Romania	Karner Europe SRL

Russia	Auto Suture Surgical Instruments
ZAO Tyco Medical

Singapore	Mallinckrodt Asia Pacific Pte. Ltd.
Tyco Healthcare Pte. Ltd

Slovak Republic	Covidien ECE s.r.o.

South Africa	A&E Products South Africa (Proprietary) Limited
Accucomp (Pty.) Ltd.
Accufusion (Pty.) Ltd.
Covidien (Proprietary) Limited
Kendall Company of South Africa (Pty) Limited, The
Trigate (Pty.) Ltd.
Trinance (Pty.) Ltd.

South Korea	Batts Korea Ltd. (50%)
Tyco Healthcare Korea, Inc.

Spain	Controles Graphicos Ibericos, S.A.
Kendall Espana S.A.
Mallinckrodt Medical S.A.
Covidien Spain SL

Sweden	Covidien Sverige AB
DISAB Diagnostic Imaging Holding AB
Karner Europe AB
Mallinckrodt Sweden AB

Switzerland	Covidien AG
Covidien Finance GmbH
Covidien Holdings GmbH
Covidien Switzerland AG
Heartstone Services GmbH
Mallinckrodt Switzerland Limited
Tyco Healthcare Group AG
Tyco Healthcare Retail Services AG
Tyco International Finance Alpha GmbH
Tyco International Holding AG
Tyco Plastics Services AG

Taiwan	A&E Hangers Taiwan Co., Ltd.
Tyco Healthcare (Taiwan) Ltd.

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME	STATE
Thailand	Kendall Gammatron Limited (85%)
THC Holdings Limited
Tyco Healthcare (Thailand) Limited

Turkey	Karner Europe Aski Ticaret Limited Sirketi
Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
Covidien Saglik A.S.

United Kingdom	A&E Karner Limited
Advanced Absorbent Products Holdings Limited
Argyle Medical Industries (U.K.) Limited
Auto Suture U.K. Limited
Auto Suture UK Export Limited
CDK U.K. Limited
Comforta Healthcare Ltd. (UK)
Covidien (UK) Commercial Limited
Covidien UK Holding Ltd.
Ganmill Limited
Inbrand Holdings Limited
Inbrand Limited
Inbrand UK Limited
Karner Europe (UK) Ltd.
Lafayette Healthcare Limited
Mallinckrodt Chemical Holdings (U.K.) Ltd.
Mallinckrodt Chemical Limited
Mallinckrodt Medical Holdings (U.K.) Limited
Mallinckrodt Medical Argentina Limited
Mallinckrodt U.K. Ltd.
MKG Medical U.K. Ltd.
Pryor and Howard (1988) Limited
Regentix Ltd.
Sofradim Ltd
Tissue Science Laboratories Plc
Tissue Science Laboratories (UK) Limited
Tyco Healthcare (UK) Manufacturing Limited
Tyco Healthcare UK Limited
Tyco Healthcare UK Pension Trustees Limited

United States	A&E Construction Products, Inc.	DE
	A&E GP Holding, Inc.	NV
	A&E Hangers, Inc.	NV
	A&E Holding GP	DE
	A&E Products Group LP	DE
	A&E Products Group, Inc.	DE
	Adhesives Holding GP	DE
	AEPG, Inc.	NV
	Airox, Inc.	DE
	Auto Suture Company, Australia	CT
	Auto Suture Company, Canada	CT
	Auto Suture Company, Netherlands	CT
	Auto Suture Company, U.K.	CT
	Auto Suture Eastern Europe, Inc.	DE
	Auto Suture International, Inc.	CT
	Auto Suture Norden Co.	CT

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME	STATE
	Auto Suture Puerto Rico, Inc.	CT
	Auto Suture Russia, Inc.	DE
	AWZ Inc.	DE
	Batts Holdings, Inc.	DE
	Batts, Inc.	MI
	Carlisle Plastics Holding LLC	DE
	Coated Products GP, Inc.	NV
	Coated Products Holdings, Inc.	DE
	Confluent Surgical, Inc.	DE
	Covidien Inc.	DE
	Elkay Services LLC	DE
	First Lafayette Holdings, Inc.	DE
	Forever Hangers, Inc.	MI
	FRM Services, Inc.	GA
	GC Holding, Inc.	DE
	GC Holding, Inc. I	DE
	General Sub Acquisition Corp.	CA
	General Surgical Holdings, Inc.	NV
	General Surgical Innovations, Inc.	CA
	Georgia Packaging, Inc.	DE
	Graphic Holdings, Inc.	DE
Healthcare Aviation Trust
	IMC Exploration Company	MD
	Infrasonics Technologies, Inc.	NV
	InnerDyne Holdings, Inc.	DE
	InnerDyne, Inc.	DE
	KHPC Holding GP	DE
	Kendall Holding Corp.	NV
	King Packaging Co., Inc.	GA
	Lafayette Pharmaceuticals, Incorporated	DE
	LCP Holding	DE
	LCP, Inc.	NV
	Liebel-Flarsheim Company	DE
	Life Design Systems, Inc.	WI
	Ludlow Coated Products LP	DE
	Ludlow Corporation	MA
	Ludlow Company LP, The	DE
	Ludlow Jute Company Limited	MA
	Ludlow Services LLC	DE
	Ludlow Technical Products Corporation	NY
	Mallinckrodt Baker International, Inc.	DE
	Mallinckrodt Baker, Inc.	NJ
	Mallinckrodt Brand Pharmaceuticals, Inc.	DE
	Mallinckrodt Caribe, Inc.	DE
	Mallinckrodt Holdings, LLC	DE
	Mallinckrodt Inc. (Delaware)	DE
	Mallinckrodt International Corporation	MO
	Mallinckrodt LLC [FKA MMHC LLC]	DE
	Mallinckrodt Veterinary, Inc.	DE
	Mode Plastics, Inc.	NY
	MSCH LLC	DE
	National Catheter Corporation	NY
	National Tape Corporation	LA

COVIDIEN LTD.

SUBSIDIARIES OF THE REGISTRANT

JURISDICTION	ENTITY NAME	STATE
	National Tape Holdings, Inc.	DE
	Nellcor Puritan Bennett Export Inc.	DE
	Nellcor Puritan Bennett LLC	DE
	Old Colony State Insurance Company	VT
	Plastics Holding Corporation	NV
	Pnavel Systems Inc	DE
	Polyken Technologies Europe, Inc.	DE
	PTB International LLC	DE
	Scandius Biomedical, Inc.	DE
	Sherwood Medical Company	DE
	Sherwood Medical Company I	DE
	Sherwood-Accurate Inc.	DE
	Sofradim Corporation	MA
	Sunbelt Holding LLC	DE
	Sunbelt Holding, Inc. I	DE
	Sunbelt Holdings, Inc.	DE
	Sunbelt Manufacturing, Inc.	LA
	Surgical Service Corporation	MD
	SWD Holding, Inc.	DE
	TA, Inc.	NV
	THC Pool LLC	NV
	TKC Holding Corp.	DE
	Tyco Adhesives GP Holding, Inc.	NV
	Tyco Adhesives LP	DE
	Tyco Adhesives, Inc.	NV
	Tyco AR Funding 2002 LLC	DE
	Tyco Healthcare Group LP	DE
	Tyco Healthcare Holdings, Inc.	CT
	Tyco Healthcare Services LLC	DE
	Tyco International (US) International Holdings A, LLC	DE
	Tyco Plastics LP	DE
	Tyco Safety Holdings, Inc.	DE
	USSC Acquisition Corp	DE
	U.S.S.C. Puerto Rico (NY), Inc.	NY
	United States Surgical Corporation	DE
	USSC Financial Services Inc.	CT
	Valleylab Holding Corporation	DE
	Valleylab Inc	CO
	Vivant Medical, Inc.	DE
	W.A.F. Group, Inc.	NY

Uruguay	KMS Montevideo, Uruguay, S.A.

Venezuela	Kendall de Venezuela, C.A.